(1) Includes (a) 10,181,738 shares held by Highland Crusader Offshore Partners, L.P., (b) 3,626,811 shares held by Highland CDO Opportunity Master Fund, L.P., (c) 1,005,906 shares held by Highland Credit Strategies Master
    Fund, L.P., (d) 711,139 shares held by Highland Credit Opportunities CDO, Ltd., (e) 474,330 shares held by Highland Special Opportunities Holding Company and (f) 3,769 shares held by Highland Credit Opportunities CDO, L.P. Highland Capital Management, L.P. serves as the investment advisor with respect to the foregoing entities and possesses sole power to vote and direct the disposition of the shares held by these entities.

(2) Includes (a) 1,037,196 shares held by Highland Credit Strategies Fund and
    (b) 817,810 shares held by Restoration Opportunities Fund. Highland Capital Management, L.P. serves as the investment advisor with respect to the foregoing entities and shares power to vote and direct the disposition of the shares held by these entities. James Dondero serves as the president of each of Highland Credit Strategies Fund and Restoration Opportunities Fund.

(3) Includes 728,917 shares held by Highland Capital Management Services, Inc. Highland Capital Management Services, Inc. provides management services to Highland Capital Management, L.P.

(4) Pursuant to Rules 16a-1(a)(2)(ii)(B) and 16a-1(a)(2)(iii) under the Securities Exchange Act of 1934, as amended (the "Act"), Strand Advisors, Inc., as the general partner of Highland Capital Management, L.P., and James Dondero, as the president and a director of Strand Advisors, Inc., may be deemed to be the beneficial owners of all shares for which Highland Capital Management, L.P. has or shares investment control, but only to the extent of its or his direct or indirect pecuniary interest therein.

(5) Pursuant to Rule 16a-1(a)(2)(iii) under the Act, James Dondero, as the president and a director of Highland Capital Management Services, Inc., may be deemed to be the beneficial owner of all shares held by Highland Capital Management Services, Inc., but only to the extent of his direct or indirect pecuniary interest therein.

(6) Pursuant to Rule 16a-1(a)(4) under the Act, each joint filer expressly disclaims beneficial ownership of any securities not directly held by it or him, except to the extent of its or his pecuniary interest therein, if any.

(7) With respect to the matters described herein, James Dondero and Highland Capital Management, L.P., may not bind, obligate or take any action, directly or indirectly, on behalf of Highland Credit Strategies Fund and Restoration Opportunities Fund. Therefore, each of Highland Credit Strategies Fund and Restoration Opportunities Fund expressly disclaims membership in a group with the other filers.

                            SIGNATURE PAGE FOR FORM 3



                              James Dondero


                              HIGHLAND CAPITAL MANAGEMENT, L.P.

                              By:  Strand Advisors, Inc., its general partner

                              By: /s/James Dondero
                                  ---------------------------------------
                                  James Dondero, President


                              STRAND ADVISORS, INC.

                              By: /s/James Dondero
                                  ---------------------------------------
                                  James Dondero, President


                              HIGHLAND CRUSADER OFFSHORE PARTNERS, L.P

                              By:  Highland Crusader Fund GP, L.P.,
                                       its general partner

                              By:  Highland Crusader GP, LLC,
                                       its general partner

                              By:  Highland Capital Management, L.P.,
                                       its sole member

                              By:  Strand Advisors, Inc., its general partner

                              By: /s/James Dondero
                                  ---------------------------------------
                                  James Dondero, President


                              HIGHLAND CDO OPPORTUNITY MASTER FUND, L.P.

                              By:  Highland CDO Opportunity Fund GP, L.P.,
                                       its general partner

                              By:  Highland CDO Opportunity Fund GP, LLC,
                                       its general partner

                              By:  Highland Capital Management, L.P.,
                                       its sole member

                              By:  Strand Advisors, Inc., its general partner

                              By: /s/James Dondero
                                  ---------------------------------------
                                  James Dondero, President


                              HIGHLAND CREDIT STRATEGIES MASTER FUND, L.P.

                              By:  Highland General Partner, L.P.,
                                       its general partner

                              By:  Highland GP Holdings LLC,
                                       its general partner

                              By:  Highland Capital Management, L.P.,
                                       its sole member

                              By:  Strand Advisors, Inc., its general partner

                              By: /s/James Dondero
                                  ---------------------------------------
                                  James Dondero, President


                              HIGHLAND CREDIT OPPORTUNITIES CDO, LTD.

                              By:  Highland Capital Management, L.P.,
                                       as Collateral Manager

                              By:  Strand Advisors, Inc., its general partner

                              By: /s/James Dondero
                                  ---------------------------------------
                                  James Dondero, President


                              HIGHLAND SPECIAL OPPORTUNITIES HOLDING COMPANY

                              By:     Highland Capital Management, L.P.,
                                      as investment advisor

                              By:  Strand Advisors, Inc., its general partner

                              By: /s/James Dondero
                                  ---------------------------------------
                                  James Dondero, President


                              HIGHLAND CREDIT OPPORTUNITIES CDO, L.P

                              By:  Highland Credit Opportunities CDO GP, L.P.,
                                       its general partner

                              By:  Highland Credit Opportunities CDO GP, LLC,
                                       its general partner

                              By:  Highland Capital Management, L.P.,
                                       its sole member

                              By:  Strand Advisors, Inc., its general partner

                              By: /s/James Dondero
                                  ---------------------------------------
                                  James Dondero, President


                              HIGHLAND CREDIT STRATEGIES FUND

                              By: /s/James Dondero
                                  ---------------------------------------
                                  James Dondero, President


                              RESTORATION OPPORTUNITIES FUND

                              By: /s/James Dondero
                                  ---------------------------------------
                                  James Dondero, President


                              HIGHLAND CAPITAL MANAGEMENT SERVICES INC.

                              By: /s/James Dondero
                                  ---------------------------------------
                                  James Dondero, President

                             JOINT FILING AGREEMENT

     In accordance with Rules 16a-1(a)(3) and 16a-3(j) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Form 3 (including any subsequent
Section 16 filings) with regard to the Class A common stock of SunCom Wireless Holdings, Inc., a Delaware corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of May 25, 2007.


                                 /s/James Dondero
                                 -----------------------------------
                                 James Dondero


                                 HIGHLAND CAPITAL MANAGEMENT, L.P.

                                 By:  Strand Advisors, Inc.,
                                        its general partner

                                 By: /s/James Dondero
                                     ------------------------------
                                     James Dondero, President


                                 STRAND ADVISORS, INC.

                                 By: /s/James Dondero
                                     -----------------------------
                                     James Dondero, President


                                 HIGHLAND CRUSADER OFFSHORE PARTNERS, L.P.

                                 By:  Highland Crusader Fund GP, L.P.,
                                         its general partner

                                 By:  Highland Crusader GP, LLC,
                                         its general partner

                                 By:  Highland Capital Management, L.P.,
                                         its sole member

                                 By:  Strand Advisors, Inc.,
                                         its general partner

                                 By: /s/James Dondero
                                     ---------------------------------------
                                     James Dondero, President


                                 HIGHLAND CDO OPPORTUNITY MASTER FUND, L.P.

                                 By:  Highland CDO Opportunity Fund GP, L.P.,
                                           its general partner

                                 By:  Highland CDO Opportunity Fund GP, LLC,
                                           its general partner

                                 By:  Highland Capital Management, L.P.,
                                           its sole member

                                 By:  Strand Advisors, Inc.,
                                           its general partner

                                 By: /s/James Dondero
                                     ---------------------------------------
                                     James Dondero, President


                                 HIGHLAND CREDIT STRATEGIES MASTER FUND, L.P.

                                 By:  Highland General Partner, L.P.,
                                           its general partner

                                 By:  Highland GP Holdings LLC,
                                           its general partner

                                 By:  Highland Capital Management, L.P.,
                                           its sole member

                                 By:  Strand Advisors, Inc.,
                                           its general partner

                                 By: /s/James Dondero
                                     ---------------------------------------
                                     James Dondero, President


                                 HIGHLAND CREDIT OPPORTUNITIES CDO, LTD.

                                 By:  Highland Capital Management, L.P.,
                                           as Collateral Manager

                                 By:  Strand Advisors, Inc.,
                                           its general partner

                                 By: /s/James Dondero
                                     ---------------------------------------
                                     James Dondero, President


                                 HIGHLAND SPECIAL OPPORTUNITIES
                                           HOLDING COMPANY

                                 By:  Highland Capital Management, L.P.,
                                           as investment advisor

                                 By:  Strand Advisors, Inc.,
                                           its general partner]

                                 By: /s/James Dondero
                                     ---------------------------------------
                                     James Dondero, President

                                 HIGHLAND CREDIT OPPORTUNITIES CDO, L.P

                                 By:  Highland Credit Opportunities
                                      CDO GP, L.P.,
                                           its general partner

                                 By:  Highland Credit Opportunities
                                      CDO GP, LLC,
                                           its general partner

                                 By:  Highland Capital Management, L.P.,
                                           its sole member

                                 By:  Strand Advisors, Inc.,
                                           its general partner

                                 By: /s/James Dondero
                                     ---------------------------------------
                                     James Dondero, President


                                 HIGHLAND CREDIT STRATEGIES FUND

                                 By: /s/James Dondero
                                     ---------------------------------------
                                     James Dondero, President


                                 RESTORATION OPPORTUNITIES FUND

                                 By: /s/James Dondero
                                     ---------------------------------------
                                     James Dondero, President


                                 HIGHLAND CAPITAL MANAGEMENT SERVICES INC.

                                 By: /s/James Dondero
                                     ---------------------------------------
                                    James Dondero, President